Research and development (R&D) expenses (Tables)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Disclosure of research and development expenses
Grants to research and development are credited against costs.

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Gross R & D expe nses	$4,196	$4,953	$6,245
Government grants credited to cost	(2,301)	(568)	(614)

Net R&D expenses	$1,895	$4,385	$5,631